Exhibit 99.1

Velocity One Signs Merger Agreement with EMCORE (EMKR)

Transaction will unite industry leaders to create an emerging force in the aerospace and defense industry

Fairfield, New Jersey (November 8, 2024) – Velocity One, a newly formed aerospace manufacturing holding company, announced today it has signed a merger agreement with EMCORE Corporation (Nasdaq: EMKR) (“EMCORE”), a provider of inertial navigation solutions to the aerospace and defense industry. Under the agreement, EMCORE will become a wholly owned subsidiary of Velocity One. The purchase price of $3.10 per share in cash, backed by Charlesbank Capital Partners (“Charlesbank”), a private investment firm with more than $22 billion of total assets*, has been unanimously approved by the EMCORE board of directors.

Velocity One will now have three industry leaders operating under its wing. In addition to EMCORE, it will comprise Cartridge Actuated Devices, Inc. (“CAD”), a 50-year veteran designer and manufacturer of energetic devices, and Aerosphere Power, a manufacturer of power system solutions for commercial and military aerospace, military ground vehicles, and UAV applications.

“We are excited to bring our playbook to EMCORE, as well as decades of experience operating aerospace and defense manufacturing and engineering businesses and optimizing their efficiency and profitability,” said John Borduin, CEO of Velocity One. “EMCORE has excellent technology and offers a large product portfolio. We believe this, combined with our industry experience and shared customer portfolio, puts EMCORE on a new trajectory for growth. With Charlesbank’s investment, EMCORE, CAD, and Aerosphere Power’s businesses can align and be poised for growth while focusing on our collective core philosophies.”

“We see a tremendous opportunity to bring together three leading aerospace manufacturing businesses to create a compelling new player in the market, and EMCORE’s highly engineered proprietary products will be key to driving the platform’s overall success,” said Brandon White, Managing Director at Charlesbank. “Velocity One’s talented and motivated management team has the industry expertise, entrepreneurial talent, and reputation necessary to drive meaningful growth at scale, and we remain excited to partner closely with them to execute our shared vision for the future of each business.”

Matt Vargas, CEO of EMCORE said, “This merger underscores our commitment to our domestic and international customer base, including strengthening relationships with and generating synergies across a range of high-priority U.S. and NATO defense programs and industrial partners served by all three companies. By combining our strengths with those of Velocity One, we believe EMCORE will be better positioned and resourced to address global customers’ evolving needs and deliver superior solutions. We look forward to the future as part of the Velocity One team.”

*Figure as of 6/30/24. Total assets reflects the total of (1) the fair market value (FMV) of investments held by the funds, including all related vehicles; (2) the FMV of investments held by entities included in the Fund IX Overage Program; (3) uncalled committed capital for each fund or related investment vehicle; (4) the FMV of investments held by third-party investors in Charlesbank-sponsored co-investment vehicles, including uncalled committed capital for such vehicles; and, (5) uncalled committed leverage available to the Charlesbank Credit funds.

Advisors

Skyway Capital Markets, LLC and Launch Point Partners LLC are acting as buyside financial advisors to Velocity One. Foley & Lardner LLP is serving as legal counsel to Velocity One.

Craig-Hallum Capital Group LLC is acting as exclusive financial advisor to EMCORE, and Pillsbury Winthrop Shaw Pittman LLP is serving as legal counsel to EMCORE.

About Velocity One

As a newly formed aerospace and defense platform, Velocity One brings together EMCORE, Cartridge Actuated Devices, and Aerosphere Power, all committed to delivering cutting-edge solutions and exceptional performance. This strategic combination positions Velocity One as a global leader in aerospace and defense, enabling the company to capture new opportunities, strengthen its market position, and expand its shared customer base. Visit Velocity One at www.velocity-one.com

About EMCORE

EMCORE Corporation is a leading provider of inertial navigation products for the aerospace and defense markets. EMCORE leverages industry-leading Photonic Integrated Chip (PIC), Quartz MEMS, and Lithium Niobate chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its facilities in Budd Lake, NJ, Concord, CA, and Tinley Park, IL. EMCORE’s manufacturing facilities all maintain ISO 9001 quality management certification, and the company is AS9100 aerospace quality certified at its facilities in Budd Lake and Concord. For further information about EMCORE, please visit https://www.EMCORE.com

About Charlesbank

Based in Boston and New York, Charlesbank Capital Partners is a middle-market private investment firm with more than $22 billion of total assets.* Charlesbank focuses on management-led buyouts, growth capital financings, opportunistic credit, and technology investments. The firm seeks to invest in companies with sustainable competitive advantage and excellent prospects for growth. For more information, please visit www.charlesbank.com

Additional Information and Where to Find It

In connection with the proposed transaction among EMCORE Corporation (“EMCORE” or the “Company”), Velocity One Holdings, LP, Aerosphere Power Inc., and Velocity Merger Sub, Inc. (the “Proposed Transaction”), the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the Proposed Transaction. Before making any voting or investment decisions, investors and security holders of the company are urged to read carefully and in their entirety all relevant documents filed or that will be filed with the SEC, including the proxy statement, as well as any amendments or supplements thereto, in connection with the proposed transaction when they become available because they contain or will contain important information about the company, the proposed transaction, and related matters. Investors and security holders will be able to obtain free copies of such documents (when available) through the website maintained by the SEC at http://www.sec.gov, or by visiting the Company’s website at www.emcore.com or by contacting the Company by email at legal@emcore.com.

Participants in the Solicitation of Proxies

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of the Company is set forth in: (i) the Company’s proxy statement for its 2024 annual meeting of shareholders under the heading “Proposal 1” (including “Election of Directors,” “Election of Directors—Recommendation of the Board of Directors,” “Election of Directors—Director Compensation for Fiscal Year 2023,” “Compensation Discussion and Analysis,” “Executive Compensation,” and “Ownership of Securities—Security Ownership of Certain Beneficial Owners and Management”), which was filed with the SEC on January 26, 2024 and is available at https://www.sec.gov/Archives/edgar/data/808326/000119312524016707/d561983ddef14a.htm; (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which was filed with the SEC on December 27, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000808326/000080832623000031/emkr-20230930.htm; and (iii) to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2024 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000808326&entityName=EMCORE%2520CORP%2520(EMKR)%2520(CIK%25200000808326)).

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.emcore.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended related to the Company and the Proposed Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of the Company. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this press release include, among other things, statements about the potential benefits of the Proposed Transaction, including future plans, objectives, expectations, and intentions, such as uniting industry leaders and creating an emerging force in the aerospace and defense industry, creating growth, driving success, and positioning and resourcing EMCORE to address customers’ needs and deliver solutions; and the structure of the Proposed Transaction. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of the Company to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied (including the failure to obtain the approval of the merger agreement for the Proposed Transaction (the “Merger Agreement”) by the Company’s shareholders) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of the Company and on the Company’s operating results, including that the Company’s stock price may decline significantly if the Proposed Transaction is not consummated; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, which in certain circumstances may require the Company to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of the attention of the Company management from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks related to the Company’s ability to manage existing cash resources for operations and continue as a going concern; risks and uncertainties related to sales of the Company’s businesses, assets, and product lines, and unanticipated adverse effects or liabilities from such divestitures; risks related to restructuring activities, including any resulting disruptions to the Company’s operations, and costs and expenses incurred, and resulting operational cost savings arising, in connection therewith; the Company’s ability to remediate the material weakness in its internal controls over financial reporting and its identification of any other material weakness that may adversely affect the accuracy and timing of the Company’s financial reporting; the rapidly evolving markets for the Company’s products and uncertainty regarding the development of these markets; dependence on customers or other third parties; difficulties in commercializing new products, including delays and the failure of new products to perform as expected, to be manufactured at acceptable volumes, yields, and cost, to be qualified and accepted by the Company’s customers, and to successfully compete with products offered by competitors; uncertainties concerning the availability and cost of commodity materials and externally-made specialized product components; actions by competitors; risks and uncertainties related to laws, regulations, and legal proceedings, including litigation matters relating to the Proposed Transaction or otherwise impacting the Company generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Proposed Transaction that may be instituted against the parties and others following the announcement of the Proposed Transaction; acquisition-related risks; risks related to the conversion of order backlog into product revenue and the timing thereof; risks related to the financing of the Proposed Transaction; economic changes in global markets, such as inflation and interest rates, and recession; government policies (including policy changes affecting the technology and aerospace and defense industries, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that the Company cannot control; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in the Company’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q.

A further description of risks and uncertainties relating to the Company can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, the Company’s shareholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The Company cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. The Company does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.

CONTACTS

For Velocity One:

Julia McDowell

info@velocity-one.com

For EMCORE:

Tom Minichiello, Chief Financial Officer

investor@emcore.com

For Charlesbank:

Ryan FitzGibbon / Alexa Ottenstein / Peter Gavaris
Prosek Partners

pro-charlesbank@prosek.com